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                                                                  EXHIBIT 10(dd)


                        CEREUS TECHNOLOGY PARTNERS, INC.

                         OUTSIDE DIRECTORS' WARRANT PLAN


         1. PURPOSES OF THE PLAN. The purposes of this Directors' Warrant Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the persons serving as Directors of the Company, to align Director and stockholder long-term incentives and to encourage their continued service on the Board.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMON STOCK" shall mean the common stock, $.01 par value per share, of the Company.

                  (d) "COMPANY" shall mean Cereus Technology Partners, Inc., a Delaware corporation.

                  (e) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

                  (f)      "DIRECTOR" shall mean a member of the Board.

                  (g) "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

                  (j) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

                  (k)      "PLAN" shall mean this Outside Directors' Warrant
Plan.


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                  (l)      "SHARE" shall mean a share of Common Stock, as may be
adjusted in accordance with Section 11 of the Plan.

                  (m) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

                  (n) "WARRANT" shall mean a warrant granted pursuant to the Plan.

                  (o) "WARRANT STOCK" shall mean the Common Stock subject to a Warrant.

                  (p) "WARRANTHOLDER" shall mean an Outside Director who receives a Warrant.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares subject to Warrants which may be awarded and sold under the Plan is 1,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If a Warrant should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       ADMINISTRATION OF AND GRANTS OF WARRANTS UNDER THE PLAN.

                  (a) ADMINISTRATOR. The Plan shall be administered by the Board in its sole discretion.

                  (b) PROCEDURE FOR GRANTS. All grants of Warrants hereunder shall be made by the Board and shall be made strictly in accordance with the following provisions:

                           (i) Each Outside Director elected on or after January 1, 2000 may be granted, in the discretion of the Board, Warrants to purchase no more than 250,000 Shares in the aggregate.

                           (ii) The terms and conditions of each Warrant granted hereunder shall be as follows:

                                    (A)      the term of the Warrant shall be
                           five (5) years;

                                    (B)      the Warrant shall be exercisable
                           only while the Director remains a Director of the Company, except as set forth in Section 9 hereof;


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                                    (C)      the exercise price per Share shall
                           be determined by the Board, provided that the initial exercise price shall not be less than the Fair Market Value (as hereinafter defined) per Share on the date of grant of the Warrant; and

                                    (D)      the Warrant shall become
                           exercisable in one or more installments as the Board shall determine in its sole discretion, provided that if the Director has not attended (in person or by telephone) at least 75% of the meetings of the Board while he or she served as a member thereof for the year prior to which an installment first becomes exercisable, then such installment may not be exercised and shall lapse.

                  (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Warrant previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Warrantholders and any other holders of any Warrants granted under the Plan.

                  (e) SUSPENSION OR TERMINATION OF WARRANT. If the Chief Executive Officer or his designee reasonably believes that a Warrantholder has committed an act of misconduct, the Chief Executive Officer may suspend the Warrantholder's right to exercise any Warrant pending a determination by the Board (excluding the Director accused of such misconduct). If the Board (excluding the Director accused of such misconduct) determines a Warrantholder has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a Warrantholder makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Warrantholder nor his estate shall be entitled to exercise any Warrant whatsoever. In making such determination, the Board (excluding the Director accused of such misconduct) shall act fairly and shall give the Warrantholder an opportunity to appear and present evidence on the Warrantholder's behalf at a hearing before the Board or a committee of the Board.

         5. ELIGIBILITY. Warrants may be granted only to Outside Directors of the Company. All Warrants shall be granted in accordance with the terms set forth in Section


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4(b) hereof. A Director who has been granted a Warrant may, if he or she is otherwise eligible, be granted an additional Warrant or Warrants in accordance with such provisions. The Plan shall not confer upon any Warrantholder any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. TERM OF PLAN. The Plan shall become effective on the date hereof and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. TERM OF WARRANT. The term of each Warrant shall be five (5) years from the date of grant thereof.

         8.       EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The initial per Share exercise price for the Shares to be issued upon exercise of a Warrant shall be no less than the Fair Market Value per Share on the date of grant of the Warrant.

                  (b) FAIR MARKET VALUE. The Fair Market Value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the trading day immediately preceding the date of grant, as reported in The Wall Street Journal, Eastern Edition (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on The NASDAQ National Market or The NASDAQ SmallCap Market or listed on a stock exchange, then the fair market value per Share shall be the closing price on such system or exchange on the trading day immediately preceding the date of grant of the Warrant as reported in The Wall Street Journal, Eastern Edition.

                  (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of a Warrant shall consist entirely of
(i) cash, (ii) check or (iii) any combination of such methods of payment.


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         9.       EXERCISE OF WARRANT.

                  (a) TIME FOR EXERCISE. Any Warrant granted hereunder shall be exercisable at such times as determined by the Board; provided, however, no Warrant may be exercised for a fraction of a share and no Warrant shall be exercisable within the first six (6) months of its term, except such latter limitation shall not apply in the event of the Director's death or disability prior to the expiration of the six month period. Notwithstanding the foregoing, no Warrants shall be exercisable until stockholder approval of the Plan has been obtained.

                  (b) PROCEDURE FOR EXERCISE. A Warrant shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Warrant by the person entitled to exercise the Warrant and full payment for the Shares with respect to which the Warrant is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Warrant Stock, notwithstanding the exercise of the Warrant. A share certificate for the number of Shares so acquired shall be issued to the Warrantholder as soon as practicable after exercise of the Warrant. No adjustments will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Exercise of a Warrant in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Warrant, by the number of Shares as to which the Warrant is exercised.

                  (c)      SECTION 16(B). Warrantholders shall be subject to
Section 16(b) of the Exchange Act and the grant or award of a Warrant hereunder shall be deemed a purchase thereunder. The Warrants granted shall contain such additional conditions or restrictions as may be required thereunder as of the time of grant.

                  (d) TERMINATION OF STATUS AS A DIRECTOR. Except as set forth in subsection (e) and (f) below, if a Director ceases to serve as a Director (whether voluntarily or involuntarily), he or she may, but only within sixty (60) days after the date he or she ceases to be a Director of the Company, exercise his or her Warrant to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired. To the extent that he or she was not entitled to exercise a Warrant at the date of such termination, or if he or she does not exercise such Warrant (which he or she was entitled to exercise) within the time specified herein, the Warrant shall terminate.

                  (e) DISABILITY OF WARRANTHOLDER. In the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her permanent


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and total disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within three (3) months from the date of termination, exercise his or her Warrant to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired. To the extent that he or she was not entitled to exercise the Warrant at the date of termination, or if he or she does not exercise such Warrant (which he or she was entitled to exercise) within the time specified herein, the Warrant shall terminate.

                  (f) DEATH OF WARRANTHOLDER. In the event of the death of a Warrantholder:

                           (i)      during the term of the Warrant who is, at
the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Warrant, then the Warrant may be exercised, at any time within six (6) months following the date of death, by the Warrantholder's estate or by a person who acquired the right to exercise the Warrant by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Warrantholder continued living and remained in Continuous Status as a Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired; or

                           (ii)     within three (3) months after the
termination of Continuous Status as a Director, the Warrant may be exercised, at any time within six (6) months following the date of death, by the Warrantholder's estate or by a person who acquired the right to exercise the Warrant by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                  (g) EXPIRATION OF TERM. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired.

         10. NON-TRANSFERABILITY OF WARRANTS. Warrants may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by a Warrantholder does not constitute a transfer. A Warrant may be exercised, during the lifetime of the Warrantholder, only by the Warrantholder or a transferee permitted by this Section 10.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER; ACCELERATED EXERCISABILITY. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Warrant, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Warrants have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Warrant, as well as the price per share of Common Stock


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covered by each such outstanding Warrant, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Warrant.

         Notwithstanding anything herein to the contrary, the Warrants to be awarded pursuant to this Plan will become immediately exercisable (i) if the Company is to be consolidated with or acquired by another entity in a merger,
(ii) upon the sale of substantially all of the Company's assets or the sale of at least 90% of the outstanding Common Stock to a third party, (iii) upon the merger or consolidation of the Company with or into any other corporation or the merger or consolidation of any corporation with or into the Company (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities as a result thereof), or (iv) upon the liquidation or dissolution of the Company.

         12. TIME OF GRANTING WARRANTS. The date of grant of a Warrant shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the grant shall be given to each Director to whom a Warrant is so granted within a reasonable time after the date of such grant.

         13.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Warrants already granted and such Warrants shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Warrantholder and the Company, which agreement must be in writing and signed by the Warrantholder and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of a Warrant unless the exercise of such Warrant and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.


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                  As a condition to the exercise of a Warrant, the Company may require the person exercising such Warrant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. FORM OF WARRANT. Warrants shall be evidenced by written warrants in such form as the Board shall approve.

         17. INFORMATION TO WARRANTHOLDERS. The Company shall provide to each Warrantholder, during the period for which such Warrantholder has one or more Warrants outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.

         IN WITNESS WHEREOF, pursuant to the authority granted to the undersigned by the Board, the Outside Directors' Warrant Plan is hereby adopted and effective as of January 10, 2000.

                                             CEREUS TECHNOLOGY PARTNERS, INC.
         [SEAL]

Attest:
                                             By: /s/  Steven A. Odom
                                                 -----------------------------
                                                      Steven A. Odom,
                                                      Chief Executive Officer

/s/  Leigh S. Zoloto
Leigh S. Zoloto,
Secretary


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